1 Q1 2024 Q3 2024 Q2 2024 Q4 2024 Q1 Letter to Shareholders PAGAYA TECHNOLOGIES LTD. DATE ISSUED May 9, 2024

2 “Disciplined execution drove another record quarter across our key metrics. We added a top 5 global payments provider to our network, enhanced our unit economics and strengthened our funding capabilities. These results reflect the strength of our business and our unwavering commitment to deliver more financial opportunity for U.S. consumers.” Q1 Financial Highlights $2.42B Record network volume of $2.42 billion exceeded our outlook of $2.2 to $2.4 billion and grew 31% year-over-year. $245M Record total revenue and other income of $245M exceeded our outlook of $225 to $240 million and grew 31% year-over-year, driven primarily by a 35% growth in revenue from fees, as we continued to monetize our lending partner product. $92M Revenue from fees less production costs (“FRLPC”) increased 84% year-over-year to $92 million. FRLPC as a percentage of network volume (“FRLPC margin”) improved 109 basis points year- over-year to 3.8%. Gal Krubiner Co-founder and CEO $40M Adjusted EBITDA of $40 million exceeded our outlook of $32 to $38 million, compared to adjusted EBITDA of $2 million in the first quarter of 2023, driven by the growth in FRLPC and operating leverage as the business scales. GAAP operating income of $8 million represents the third consecutive quarter of positive GAAP operating income. $13M Adjusted net income of $13 million represents the fourth consecutive quarter of positive adjusted net income. $20M Cash flow from operating activities of $20M represents the third consecutive quarter of positive operating cash flow. ($21M) Net loss attributable to Pagaya of $21 million represents an improvement of $40 million compared to the first quarter of 2023.

3 Enhancing unit economics Our FRLPC margin reached its highest level in the last eight quarters at 3.8%, as we increased FRLPC margins with almost all of our personal loan lending partners to deliver an average personal loan FRLPC margin of 6.0% in the quarter. Expanding POS with a bank partner: U.S. Bank’s Elavon Elavon, a top 5 global payments provider serving over 2 million customers globally and a subsidiary of U.S. Bank, is set to go-live on our network in 2H’24 to expand its Avvance installment loan solution. This builds on our payments financing expertise with partners such as Klarna as we continue to expand our presence in one of the fastest growing consumer credit markets in the U.S. Our pipeline of payments providers is robust, with the expectation to integrate several large POS providers over the next 12-18 months. Q1 Business Highlights Strengthening our funding capabilities and driving capital efficiency We secured a record $1.9 billion in funding across 5 transactions, taking advantage of favorable market conditions in early 2024 to secure incremental dry powder. Our new whole loan sale program represents a step-change in balance sheet efficiency, with an initial $50 million transaction with low net risk retention of 1%, which we expect to scale to reduce future net risk retention. We landed a new $100 million secured borrowing facility to finance retained assets. Lastly, we are in advanced discussions to execute new forward flow arrangements totaling over $1 billion in size. Next stage of our evolution as a public company We raised $330 million of proceeds from our corporate debt and equity raises this quarter, further strengthening our capital position. We executed several initiatives to enhance the marketability of our stock to the U.S. investment community. PGY shares began trading on a reverse split-adjusted basis at the beginning of March. We moved our headquarters to New York City and are aligning reporting standards to U.S. domestic issuers, with the filing of our first Form 10-K in April and our first Form 10-Q this quarter. Additionally, Company’s officers, directors and insider 10% shareholders will now begin reporting on Forms 3, 4, 5, as applicable, including recent Form 4 filings disclosing that its CEO, President, Chairman, Chief Development Officer, and other co-founders purchased approximately $2 million of the Company’s Class A ordinary shares.

4 Gal Krubiner Co-founder and CEO Dear fellow shareholder, We delivered our fifth consecutive quarter of growth across our key metrics, with another record-setting quarter of network volume, total revenue and adjusted EBITDA. These results reflect consistent execution of our strategy as we continue to build the infrastructure to enable more financial opportunity for borrowers on our network. We’re continuously proving the strength of our core value proposition. This is reflected in the expansion of our network with the country’s top banks, the increasing fees we’re earning from our lending partners, and an expanding funding network composed of the world’s top asset managers. • Unmatched value proposition to banks: Adding Elavon to our network in just one quarter after announcing U.S. Bank is proof of the growing demand for our product and the speed at which we can add value across a lender’s business. • Accelerating fee generation: We delivered our highest FRLPC margin in eight quarters at 3.8% and we continue to drive further monetization across our lending network. FRLPC growth is translating to our bottom line with operating leverage - our adjusted EBITDA hit a record high of $40 million this quarter. • Extensive funding network and access to capital: We added another 18 large asset managers and insurance companies to our network this quarter, and raised a record $1.9 billion in funding even in a tough market environment. In our very first quarter reporting as a public company in 2022, we spoke about our strategy to partner with large enterprise lenders. That strategy has succeeded well beyond my initial expectations. Simply said, we provide a completely unique offering to banks that creates real value immediately. I can now state with conviction, with three of the largest banks in the country utilizing our product and many of the top 25 banks in the U.S. in our sales pipeline, that our strategy is working and there’s a lot more to come as we expand our product ecosystem.

5 Executing on our 2024 Growth Plan Expanding our product to more enterprise lenders We have a robust pipeline of enterprise-grade lenders, reflecting strong demand for the one-of- a-kind product we offer. Our focus is to continue to expand our network to position our business for long-term future growth, prioritizing lending partners that deliver the right level of scale and returns for our funding investors. In our deep funnel - lenders in the later stages of our sales cycle- we have 6 large prospective lending partners across our major verticals (personal loan, auto and POS). We continue to advance discussions with top banks across verticals, while advancing early-stage discussions with payments companies and banks in our POS vertical. Each of these partners would represent connections to millions of new customers and the opportunity to expand across multiple products, while driving significant upside to our bottom line. Deepening existing partnerships & enhancing network monetization We continue to improve unit economics as we scale our lending product. In the first quarter, FRLPC was up 84% year-over-year to deliver an FRLPC margin of 3.8%, the highest level since the beginning of the rate hike cycle in early 2022. Our average FRLPC margin for our personal loan business, our largest product, more than doubled year-over-year. This growth reflects our ability to extract improved unit economics as we scale our lending partnerships. The onboarding and ramping of our 2023 cohorts remains on track. We are also in advanced discussions to expand our personal loan business with one of our current bank partners, which we expect to share more about before the end of the year. Sustainable FRLPC generation through cycles 2Q’22 3Q’22 4Q’22 1Q’23 2Q’23 3Q’23 4Q’23 1Q’24 58 57 53 50 65 73 76 923.0% 2.9% 3.0% 2.7% 3.3% 3.4% 3.2% 3.8% Fee Revenue Less Production Costs ($M) FRLPC Margin %

6 Driving capital efficiency to optimize profitability and liquidity A key enabler to fueling our fee-generating business is an efficient capital strategy that balances profitability, growth and liquidity. We secured a record $1.9 billion in funding in the quarter, reflecting ongoing strong demand from both existing and new funding partners. We added 18 new investors year-to-date, for a total of 116 funding investors connected to our platform. We continue to see expanded interest from private credit investors in supporting our growth. We remain laser-focused on optimizing our balance sheet as we fund new network volume. We are committed to reducing our net risk retention while exploring diversified sources of funding. We recently raised a $100 million secured borrowing facility and completed a whole loan sale program, both of which lowered our upfront capital needs. We expect to scale these programs to drive further capital efficiency. Our connectivity across the U.S. lending ecosystem continues to provide a distinct data advantage in managing asset performance on behalf of our funding partners. Our 2023 personal loan vintages continue to show strong performance, with 30-day+ delinquencies for 6-month, 9-month and 12-month seasoned loans at their lowest levels since April 2021. Our late 2023 personal loan vintages, the most recent vintages for which we have 3-month performance data, are also showing positive early-stage indicators, with 30-day+ DQs at their lowest levels since February 2021. We continue to monitor borrower behavior trends closely and are continuously enhancing our credit models as we see real-time data from our network of 30 lending partners. Expanding our product ecosystem As we strive to become the trusted lending technology partner in the consumer finance ecosystem, we are focused on product innovation to meet the complex and evolving needs of banks and other large lenders. During the quarter, we launched the test phase of a new pre-screen product with select lending partners. With this program, Pagaya evaluates a lender’s existing customers to offer pre-approved offers for a new loan. Lenders get to reward their customers with expanded credit access, increasing customer lifetime value with little to no incremental marketing costs. This highlights our product progression from helping our partners increase their market share to now enabling them to increase their customer wallet share. We expect this product to generate higher FRLPC margins than our flagship credit product. While our product roadmap is still in early stages, we’re pleased with the progress we’ve made and expect new products like this one to become accretive to growth beginning in 2025. $1.9B across 5 transactions Record funding raised in 1Q24 $100M 1% secured borrowing facility to finance risk retention net risk retention Executed new Executed new whole loan sale structure of $50M with

7 Driving record results with a focus on profitability and capital efficiency Our business continued to demonstrate resilience and fee- generating potential in the quarter, while we further strengthened our funding capabilities. We delivered another record quarter across our key metrics. We increased FRLPC by 84% to $92 million from the same quarter last year, representing 3.8% of network volume, our highest FRLPC margin in the past 8 quarters. We continued to optimize our portfolio to enhance profitability. In the first quarter, we increased monetization of our personal loan product, delivering higher FRLPC margins across almost all of our personal loan lending partnerships compared to the fourth quarter of 2023. Deepening monetization combined with continued cost discipline enabled an expanded adjusted EBITDA margin of 16.2%, compared to 1.1% in the prior year quarter. We reported our third consecutive quarter of positive and growing operating cash flow of $20 million. Our sustainable and recurring fee-generation is fueled by a capital engine that enables balance sheet flexibility through cycles. We took advantage of the improved market environment in early 2024 to raise a record $1.9 billion in funding. At the same time, we remained focused on optimizing for liquidity and credit risk on our balance sheet. This translated to executing more capital-efficient funding and financing structures and retaining a mix of higher credit quality assets in our ABS transactions. $245M Record total revenue and other income in 1Q’24 $92M Record FRLPC in 1Q’24 $40M Record adjusted EBITDA in 1Q’24 Evangelos Perros Chief Financial Officer

8 First Quarter 2024 Results Our fee-generating business continued to expand in the current macro environment, reflecting growing demand for our product. NETWORK VOLUME We reported another record quarter of network volume of $2.4 billion, which grew by 31% year- over-year, driven by growth in our personal loan and single-family rental businesses. Total application flow amounted to $180 billion, up 5% year-over-year. We continued to maintain a low conversion rate as we optimized for asset returns on behalf of our funding partners. Our conversion rate in the quarter was 0.9%, approximately in line with our conversion rate in 1Q’23 and 4Q’23. We continued to dynamically manage our product mix to drive enhanced profitability in the current environment. Personal loan, our most scaled and profitable product, was once again the largest contributor to network volume in the quarter, at 55% of total volume. TOTAL REVENUE AND OTHER INCOME Total revenue and other income grew 31% year- over-year to a record $245 million. Revenue from fees grew by 35% to a record $237 million, driven by growth in fees from our personal loan business. Interest and investment income declined by $3 million year-over-year to $8 million due to lower interest income from our investments in loans and securities. FEE REVENUE LESS PRODUCTION COSTS FRLPC, a measure of our gross profit, grew by 84% to a record $92 million in the quarter, once again far outpacing network volume growth of 31%. Our FRLPC margin was 3.8% in the quarter, representing an increase of 109 basis points year-over-year and 62 basis points compared to the fourth quarter of 2023. Sequential quarterly growth of FRLPC of $16 million compared to the fourth quarter of 2023 represented the largest quarterly increase in dollar terms in our history – speaking to the growing value proposition our product provides lenders through macro cycles. Breaking down the components of our FRLPC margin: Our take rate, defined as revenue from fees as a percentage of network volume, grew by 32 basis points year-over-year to 9.8%, the highest level in the past 5 quarters. Sequentially compared to the fourth quarter of 2023, our take rate grew by 96 basis points. Production costs grew by 16% to $145 million. Production costs as a percentage of

9 Personal loan FRLPC margin network volume amounted to 6.0%, a decline of 77 basis points year-over-year and an increase of 34 basis points compared to 4Q’23, driven by evolving product and lending partner mix. Our lending product fees continue to be the key driver of growth in our FRLPC as we continue to demonstrate the value of our product to our lending partners. These fees made up 63% of our total FRLPC in the quarter, compared to 43% in 1Q’23. Investor fees made up 37% of total FRLPC, compared to 57% in 1Q’23, as these fees remain subdued given elevated investor cost of capital in the current rate environment. FRLPC margin expansion year-over-year was primarily driven by better unit economics in our personal loan business. We increased fees across most of our personal loan partnerships as we continued to expand our value proposition to partners in our most scaled asset class. This resulted in an average personal loan FRLPC margin of 6.0%, which grew by 314 basis points year-over- year and by 53 basis points compared to the fourth quarter of 2023. ADJUSTED EBITDA Adjusted EBITDA of $40 million grew by $38 million compared to 1Q’23, as we continue to monetize our product portfolio and drive operating efficiency. We delivered an adjusted EBITDA margin of 16.2%, compared to 1.1% in 1Q’23 and an improvement of 54 basis points compared to 4Q’23. Core operating expenses increased by $4 million year-over-year and by $10 million sequentially compared to 4Q’23 to $61 million in 1Q’24, amounting to 25% of total revenue. The sequential increase reflects elevated ABS costs driven by excess funding activity in the quarter, which we expect to normalize in the second quarter, due to excess dry powder raised to fund network volume. Additionally, we lapped a one- time compensation benefit in the fourth quarter. GAAP operating income of $8 million represents the third consecutive quarter of positive GAAP operating income, compared to an operating loss of $25 million in 1Q’23. NET INCOME Net loss attributable to Pagaya was $21 million in the first quarter, compared to a net loss of $61 million in 1Q’23. Share-based compensation amounted to $15 million, compared to $16 million in the prior year. Interest expense of $15 million in the quarter reflects our secured borrowings and the addition of our new credit facility in the first quarter. We recorded net credit impairments of $19 million after accounting for non-controlling interest in the first quarter, representing less than 3% of our investments in loans and securities portfolio. We delivered our fourth consecutive quarter of positive adjusted net income of $13 million, which excludes share-based compensation and other non-cash items such as fair value adjustments. FRLPC by Product 1Q’23 1Q’24 1Q’241Q’23 57% 2.9% 6.0% 43% 37% 63% Lending Partner Product Investor Product PL FRLPC Margin PL FRLPC Margin Continue to monetize our most scaled product

10 Driving capital efficiency to support our fee-generating business We are seeing an improved funding environment in 2024, with investor cost of capital lower than a year ago and continued strong demand for our funding product. We took advantage of favorable market conditions to raise a record $1.9 billion in funding across 5 transactions. By opportunistically securing funding at more attractive rates, we have excess dry powder to fund network volume as we exit the quarter. As we look ahead, we are focused on driving capital efficiency by minimizing the upfront capital we utilize to fund network volume. We expect to reduce our upfront capital needs in 2 ways: first, by diversifying our funding strategy with structures that require less upfront capital (such as whole loan sale transactions and forward flow arrangements) and second, by executing more efficient deal structures and financing arrangements in our traditional ABS funding model. We made important strides on both fronts this quarter. On the first point, we executed a $50 million transaction that was structured to mimic a whole- loan sale to investors, which resulted in a net 1% vertical risk retention. We plan to scale this structure and others to further reduce our upfront capital needs over time. We are in advanced discussions with several counterparties to execute new forward flow and whole loan sale arrangements, which could add additional funding capacity of $1 billion or more in total size. On the second point, we optimized net risk retention on our recent $800 million personal loan ABS deal by securing a $100 million secured borrowing facility. The assets we retained in the deal were of higher 116 funding partners on our network Added 18 new investors in 1Q’24 for a total of credit quality, with a mix of both debt and equity tranches. This structure enabled better terms on our financing facility, while enhancing expected returns on the investment. Moreover, interest earned on the debt securities is expected to service the financing facility, optimizing liquidity and cash flow at the corporate level. We are currently engaged with a robust pipeline of future financing counterparties as we seek to reduce net risk retention as a key driver of our 2024 capital strategy. We are aiming for our average net risk retention to be in a range of 2-3% of total network volume over time. We believe our current level of scale, accelerating FRLPC growth, and successful execution of more capital-efficient funding and financing structures put us on track to deliver on that goal.

11 Balance Sheet and Liquidity As of March 31, 2024, our balance sheet consisted primarily of cash and cash equivalents of $310 million and investments in loans and securities, net of non- controlling interest, of $804 million. These investments represent our remaining risk retention assets in all of our sponsored ABS transactions dating back to 2019 – totaling over 50 transactions and over $21 billion of total funding raised. We remain focused on improving the quality of the balance sheet to increase liquidity and minimize credit risk. As an example, the assets we retained in our recent $800 million personal loan ABS deal were a mix of 54% debt securities and 46% equity securities, which reflects a meaningful change compared to 2023, where we primarily retained horizontal (equity) tranches of our deals. We expect the mix of debt and equity in our investments in loans and securities portfolio to be 50/50 over time, improving the duration, income generation and cash flow profile of the portfolio. We delivered our third consecutive quarter of positive cash flow from operating activities of $20 million, Executing new funding products to reduce upfront capital needs Pre-2024 2024 and beyond Diversifying our funding strategy to drive capital efficiency Private Funds Pre-funded ABS Private Funds Pre-funded ABS Structured Pass Through Forward Flow driven by FRLPC growth and continued operating leverage. Combined cash inflow from investing and financing activities amounted to $68 million, driven by our debt and equity capital raises in the quarter, offset by record funding issuance. We raised ~$240 million in proceeds from our corporate debt and equity issuances this quarter, net of issuance costs and repayment of our previous revolving credit facility. These actions further bolstered our capital position, while diversifying our shareholder base with large, long-only U.S. public equity investors and creating new long-term capital markets partnerships with counterparties such as BlackRock, UBS O’Connor and Jefferies. In closing We remain focused on continued monetization of our business, opportunities to further optimize our fixed cost base and efficient use of our capital. With successful execution of this strategy, we can achieve our goal of reaching positive net cash flow in early 2025 and positive GAAP net income thereafter.

12 2024 Financial Outlook Network Volume $9.0B to $10.5B$2.2B to $2.4B 2Q24E FY24E Total Revenue & Other Income $925M to $1,050M$235M to $245M Adjusted EBITDA $150M to $190M$40M to $45M Our second quarter and full-year financial outlook is as follows:

13 Conference Call and Webcast Information The Company will hold a webcast and conference call today, May 9, 2024 at 8:30 a.m. Eastern Time. A live webcast of the call will be available via the Investor Relations section of the Company’s website at investor.pagaya. com. To listen to the live webcast, please go to the site at least five minutes prior to the scheduled start time in order to register, download and install any necessary audio software. Shortly before the call, the accompanying materials will be made available on the Company’s website. Shortly after the call, a replay of the webcast will be available for 90 days on the Company’s website. The conference call can also be accessed by dialing 1-844-826-3035 or 1-412-317-5195. The telephone replay can be accessed by dialing 1-844- 512-2921 or 1-412-317-6671 and providing the conference ID# 10187845. The telephone replay will be available starting shortly after the call until Thursday, May 23, 2024. A replay will also be available on the Investor Relations website following the call. About Pagaya Technologies Pagaya (NASDAQ: PGY) is a global technology company making life-changing financial products and services available to more people nationwide, as it reshapes the financial services ecosystem. By using machine learning, a vast data network and a sophisticated AI-driven approach, Pagaya provides comprehensive consumer credit and residential real estate solutions for its partners, their customers, and investors. Its proprietary API and capital solutions integrate into its network of partners to deliver seamless user experiences and greater access to the mainstream economy. Pagaya has offices in New York and Tel Aviv. For more information, visit pagaya.com. INVESTORS & ANALYSTS Jency John Head of Investor Relations ir@pagaya.com MEDIA & PRESS Emily Passer Head of PR & External Communications press@pagaya.com

14 Cautionary Note About Forward-Looking Statements This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “con- tinue,” “can,” “could,” “estimate,” “expect,” “intend,” “may,” “opportunity,” “future,” “strategy,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. All statements other than state- ments of historical fact are forward-looking statements, including statements regarding: The Company’s strategy and future operations, including the Company’s ability to continue to deliver consistent results for its lending partners and investors; the Company’s ability to continue to drive sustainable gains in profitability; the Company’s ability to achieve continued momentum in its business; the Company’s ability to achieve positive net cash flow by 2025; and the Company’s financial outlook for Network Volume, Total Revenue and Other Income and Adjust- ed EBITDA for the full year 2024. These forward-looking statements involve known and unknown risks, uncertain- ties and other important factors that may cause the Com- pany’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-look- ing statements. Risks, uncertainties and assumptions include factors relating to: the Company’s ability to attract new partners and to retain and grow its relationships with existing partners to support the underlying investment needs for its securitizations and funds products; the need to maintain a consistently high level of trust in its brand; the concentration of a large percentage of its investment revenue with a small number of partners and platforms; its ability to sustain its revenue growth rate or the growth rate of its related key operating metrics; its ability to improve, operate and implement its technology, its existing fund- ing arrangements for the Company and its affiliates that may not be renewed or replaced or its existing funding sources that may be unwilling or unable to provide funding to it on terms acceptable to it, or at all; the performance of loans facilitated through its model; changes in market interest rates; its securitizations, warehouse credit fa- cility agreements; the impact on its business of general economic conditions, including, but not limited to rising interest rates, inflation, supply chain disruptions, exchange rate fluctuations and labor shortages; the effect of and uncertainties related to public health crises such as the COVID-19 pandemic (including any government responses thereto); geopolitical conflicts such as the war in Israel; its ability to realize the potential benefits of past or future acquisitions; anticipated benefits and savings from our recently announced reduction in workforce; changes in the political, legal and regulatory framework for AI technol- ogy, machine learning, financial institutions and consumer protection; the ability to maintain the listing of our securi- ties on NASDAQ; the financial performance of its partners, and fluctuations in the U.S. consumer credit and housing market; its ability to grow effectively through strategic alliances; seasonal fluctuations in our revenue as a result of consumer spending and saving patterns; pending and future litigation, regulatory actions and/or compliance is- sues including with respect to the merger with EJF Acqui- sition Corp.; and other risks that are described in and the Company’s Annual Report on Form 10-K filed on April 25, 2024 and subsequent filings with the U.S. Securities and Exchange Commission. These forward-looking state- ments reflect the Company’s views with respect to future events as of the date hereof and are based on assump- tions and subject to risks and uncertainties. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. The forward-look- ing statements are made as of the date hereof, reflect the Company’s current beliefs and are based on information currently available as of the date they are made, and the Company assumes no obligation and does not intend to update these forward-looking statements. Financial Information; Non-GAAP Financial Measures Some of the unaudited financial information and data contained in this letter, such as Fee Revenue Less Pro- duction Costs (“FRLPC”), FRLPC Margin, Adjusted EBITDA and Adjusted Net Income (Loss), have not been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”). To supplement the

15 unaudited consolidated financial statements prepared and presented in accordance with U.S. GAAP, management uses the non-GAAP financial measures FRLPC, FRLPC Margin, Adjusted Net Income (Loss) and Adjusted EBIT- DA to provide investors with additional information about our financial performance and to enhance the overall understanding of the results of operations by highlighting the results from ongoing operations and the underlying profitability of our business. Management believes these non-GAAP measures provide an additional tool for inves- tors to use in comparing our core financial performance over multiple periods. However, non-GAAP financial measures have limitations in their usefulness to investors because they have no standardized meaning prescribed by U.S. GAAP and are not prepared under any compre- hensive set of accounting rules or principles. In addition, non-GAAP financial measures may be calculated differ- ently from, and therefore may not be directly comparable to, similarly titled measures used by other companies. As a result, non-GAAP financial measures should be viewed as supplementing, and not as an alternative or substitute for, our unaudited consolidated financial statements prepared and presented in accordance with U.S. GAAP. To address these limitations, management provides a reconciliation of Adjusted Net Income (Loss) and Adjusted EBITDA to net income (loss) attributable to Pagaya’s shareholders and a calculation of FRLPC and FRLPC Margin. Management encourages investors and others to review our financial information in its entirety, not to rely on any single finan- cial measure and to view Adjusted Net Income (Loss) and Adjusted EBITDA in conjunction with its respective related GAAP financial measures. Non-GAAP financial measures include the following items: Fee Revenue Less Production Costs (“FRLPC”) is defined as revenue from fees less production costs. FRLPC Mar- gin is defined as FRLPC divided by Network Volume. Adjusted Net Income (Loss) is defined as net income (loss) attributable to Pagaya Technologies Ltd.’s shareholders excluding share-based compensation expense, change in fair value of warrant liability, impairment, including cred- it-related charges, restructuring expenses, transaction-re- lated expenses, and non-recurring expenses associated with mergers and acquisitions. Adjusted EBITDA is defined as net income (loss) attribut- able to Pagaya Technologies Ltd.’s shareholders excluding share-based compensation expense, change in fair value of warrant liability, impairment, including credit-related charges, restructuring expenses, transaction-related ex- penses, non-recurring expenses associated with mergers and acquisitions, interest expense, depreciation expense, and income tax expense (benefit). These items are excluded from our Adjusted Net Income (Loss) and Adjusted EBITDA measures because they are noncash in nature, or because the amount and timing of these items is unpredictable, is not driven by core results of operations and renders comparisons with prior periods and competitors less meaningful. We believe FRLPC, FRLPC Margin, Adjusted Net Income (Loss) and Adjusted EBITDA provide useful information to investors and others in understanding and evaluating our results of operations, as well as providing a useful measure for period-to-period comparisons of our busi- ness performance. Moreover, we have included FRLPC, FRLPC Margin, Adjusted Net Income (Loss) and Adjusted EBITDA because these are key measurements used by our management internally to make operating decisions, including those related to operating expenses, evaluate performance, and perform strategic planning and annual budgeting. However, this non-GAAP financial information is presented for supplemental informational purposes only, should not be considered a substitute for or superior to financial information presented in accordance with U.S. GAAP and may be different from similarly titled non-GAAP financial measures used by other companies. The tables below provide reconciliations of Adjusted EBITDA to Net Loss Attributable to Pagaya Technologies Ltd., its most directly comparable U.S. GAAP amount. In addition, Pagaya provides outlook for the fiscal year 2024 on a non-GAAP basis. The Company cannot recon- cile its expected Adjusted EBITDA to expected Net Loss Attributable to Pagaya under “Full-Year 2024 Outlook” without unreasonable effort because certain items that impact net income (loss) and other reconciling items are out of the Company’s control and/or cannot be reason- ably predicted at this time, which unavailable information could have a significant impact on the Company’s U.S. GAAP financial results.

16 (2) See “Reconciliation of Non-GAAP Financial Measures.” (3) Share amounts have been retroactively adjusted to reflect the 1-for-12 reverse share split effected on March 8, 2024. Three Months Ended March 31, (In thousands, except share and per share data) 2024 2023 Revenue Revenue from fees $ 237,004 $ 175,254 Other Income Interest income 7,744 10,397 Investment income (loss) 528 987 Total Revenue and Other Income 245,276 186,638 Production costs 144,881 125,057 Technology, data and product development1 19,380 21,131 Sales and marketing1 10,257 14,300 General and administrative1 63,068 51,126 Total Costs and Operating Expenses 237,586 211,614 Operating Income (Loss) 7,690 (24,976) Other income (expense), net (34,349) (66,980) Income (Loss) Before Income Taxes (26,659) (91,956) Income tax expense (benefit) 5,003 6,667 Net Income (Loss) Including Noncontrolling Interests (31,662) (98,623) Less: Net income (loss) attributable to noncontrolling interests (10,439) (37,652) Net Loss Attributable to Pagaya Technologies Ltd. $ (21,223) $ (60,971) Per share data: Net loss per share: Basic and Diluted3 $ (0.33) $ (1.03) Non-GAAP adjusted net income (loss)2 $ 13,331 $ (11,015) Non-GAAP adjusted net income (loss) per share: Basic3 $ 0.21 $ (0.19) Diluted3 $ 0.20 $ (0.19) Weighted average shares outstanding: Basic3 64,504,458 59,255,864 Diluted3 65,890,518 59,972,806 Consolidated Statements of Operations (Unaudited) (1) The following table sets forth share-based compensation for the periods indicated below: Three Months Ended March 31, 2024 2023 Technology, data and product development $ 2,905 $ 2,458 Selling and marketing 2,852 2,754 General and administrative 9,718 11,155 Total $ 15,475 $ 16,367

17 March 31, 2024 December 31, 2023 (In thousands) Assets Current assets: Cash and cash equivalents $ 274,495 $ 186,478 Restricted cash 16,872 16,874 Fees and other receivables 87,370 79,526 Investments in loans and securities 1,298 2,490 Prepaid expenses and other current assets 19,059 18,034 Total current assets 399,094 303,402 Restricted cash 18,681 19,189 Fees and other receivables 35,230 34,181 Investments in loans and securities 892,853 714,303 Equity method and other investments 26,911 26,383 Right-of-use assets 53,631 55,729 Property and equipment, net 42,757 41,557 Goodwill 10,945 10,945 Intangible assets 1,913 2,550 Prepaid expenses and other assets 1,172 137 Total non-current assets 1,084,093 904,974 Total Assets $ 1,483,187 $ 1,208,376 Liabilities and Shareholders’ Equity Current liabilities: Accounts payable 3,136 1,286 Accrued expenses and other liabilities 36,712 28,562 Current maturities of operating lease liabilities 6,663 6,931 Current portion of long-term debt 12,750 — Secured borrowing 108,054 37,685 Income taxes payable 2,069 461 Total current liabilities 169,384 74,925 Non-current liabilities: Warrant liability 1,342 3,242 Revolving credit facility — 90,000 Long-term debt 222,298 — Secured borrowing 223,102 234,028 Operating lease liabilities 41,838 43,940 Long-term tax liabilities 24,955 22,135 Deferred tax liabilities, net 107 107 Total non-current liabilities 513,642 393,452 Total Liabilities 683,026 468,377 Redeemable convertible preferred shares 74,250 74,250 Shareholders’ equity: Additional paid-in capital 1,214,969 1,101,914 Accumulated other comprehensive income (loss) (24,279) 444 Accumulated deficit (563,860) (542,637) Total Pagaya Technologies Ltd. shareholders’ equity 626,830 559,721 Noncontrolling interests 99,081 106,028 Total shareholders’ equity 725,911 665,749 Total Liabilities, Redeemable Convertible Preferred Shares, and Shareholders’ Equity $ 1,483,187 $ 1,208,376 Consolidated Statements of Financial Position (Unaudited) $ $

18 Three Months Ended March 31, (In thousands) 2024 2023 Cash flows from operating activities Net loss including noncontrolling interests $ (31,662) $ (98,623) Adjustments to reconcile net income (loss) to net cash used in operating activities: Equity method income (loss) (528) (987) Depreciation and amortization 6,317 3,516 Share-based compensation 15,475 16,367 Fair value adjustment to warrant liability (1,900) (190) Impairment loss on investments in loans and securities 26,851 68,347 Write-off of capitalized software 408 1,549 Other non-cash items 739 — Change in operating assets and liabilities: Fees and other receivables (8,875) (345) Deferred tax liabilities, net — (45) Prepaid expenses and other assets (1,936) 3,528 Right-of-use assets 1,879 2,197 Accounts payable 1,885 999 Accrued expenses and other liabilities 8,298 (22,573) Operating lease liability (1,524) (3,530) Income tax receivable / payable 5,043 6,117 Net cash provided by (used in) operating activities 20,470 (23,673) Cash flows from investing activities Proceeds from the sale/maturity/prepayment of: Investments in loans and securities 35,897 25,985 Cash and restricted cash acquired from Darwin Homes, Inc. — 1,608 Payments for the purchase of: Investments in loans and securities (261,638) (121,732) Property and equipment (5,145) (5,526) Net cash used in investing activities (230,886) (99,665) Cash flows from financing activities Proceeds from sale of ordinary shares, net of issuance costs 89,938 — Proceeds from long-term debt 244,725 — Proceeds from secured borrowing 97,448 82,031 Proceeds received from noncontrolling interests 2,815 10,128 Proceeds from revolving credit facility 44,000 100,000 Proceeds from exercise of stock options 161 484 Proceeds from issuance of ordinary shares from the Equity Financing Purchase Agreement 5,338 — Distributions made to noncontrolling interests (2,515) (12,194) Payments made to revolving credit facility (134,000) (20,000) Payments made to secured borrowing (38,005) (57,425) Payments made to long-term debt (3,188) — Long-term debt issuance costs (7,974) — Net cash provided by financing activities 298,743 103,024 Effect of exchange rate changes on cash, cash equivalents and restricted cash (820) — Net increase (decrease) in cash, cash equivalents and restricted cash 87,507 (20,314) Cash, cash equivalents and restricted cash, beginning of period 222,541 337,076 Cash, cash equivalents and restricted cash, end of period $ 310,048 $ 316,762 Consolidated Statements of Cash Flows (Unaudited)

19 Reconciliation of Non-GAAP Financial Measures (Unaudited) Three Months Ended March 31, ($ in thousands, unless otherwise noted) 2024 2023 Net Loss Attributable to Pagaya Technologies Ltd. $ (21,223) $ (60,971) Adjusted to exclude the following: Share-based compensation 15,475 16,367 Fair value adjustment to warrant liability (1,900) (190) Impairment loss on certain investments 19,483 26,412 Write-off of capitalized software — 1,524 Restructuring expenses 820 3,820 Transaction-related expenses 400 — Non-recurring expenses 276 2,023 Adjusted Net Income (Loss) $ 13,331 $ (11,015) Adjusted to exclude the following: Interest expenses 15,164 2,880 Income tax expense (benefit) 5,003 6,667 Depreciation and amortization 6,317 3,516 Adjusted EBITDA $ 39,815 $ 2,048 Three Months Ended March 31, ($ in thousands, unless otherwise noted) 2024 2023 Fee Revenue Less Production Costs (FRLPC): Revenue from fees $ 237,004 $ 175,254 Production costs 144,881 125,057 Fee Revenue Less Production Costs (FRLPC) $ 92,123 $ 50,197 Fee Revenue Less Production Costs Margin (FRLPC Margin): Fee Revenue Less Production Costs (FRLPC) $ 92,123 $ 50,197 Network Volume (in millions) 2,419 1,850 Fee Revenue Less Production Costs Margin (FRLPC Margin) 3.8% 2.7%